Organization And Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies
Note 1 - Organization and Summary of Significant Accounting Policies

A.            General

Eltek Ltd. ("the Parent") was incorporated in Israel in 1970, and the Parent's shares have been publicly traded on the NASDAQ Capital Market since 1997. Eltek Ltd. and its subsidiaries (see below) are collectively referred to as "the Company".

The Company manufactures, markets and sells custom made printed circuit boards ("PCBs"), including high density interconnect, flex-rigid and multi-layered boards.  The principal markets of the Company are in Israel, Europe and North America.

The Company markets its product mainly to the medical technology, defense and aerospace, industrial, telecom and networking equipment, as well as to contract electronic manufacturers, among other industries, and its business is subject to numerous risks. The major risks include, but are not limited to, (1) the impact of currency exchange rates (mainly NIS/US$), (2) the Company's success in implementing its sales and manufacturing plans, (3) the impact of competition from other companies, (4) the Company's ability to receive regulatory clearance or approval to market its products or changes in regulatory environment, (5) domestic and global economic conditions and industry conditions, and (6) compliance with environmental laws and regulations. Further, the Company's liquidity position, as well as its operating performance, may be negatively affected by other financial business factors, many of which are beyond its control. Although the Company anticipates that its existing capital resources, including availability of its lines of credit, supplier financing and cash flows from operations, will be adequate to satisfy its liquidity requirements through calendar year 2012, its liquidity could be negatively affected by a decrease in demand for its products, including the impact of changes in customer buying, general economic downturn, instability of the US dollar/ New Israel Shekel exchange rate, its results of operations, its suppliers' payment terms and its customers' demand for extending their payment terms and other risk factors beyond the Company's control. If available liquidity is not sufficient to meet the Company's operating and debt service obligations as they come due, management's plans include pursuing alternative financing arrangements or reducing expenditures as necessary to meet the Company's cash requirements throughout 2012. However, there is no assurance that, if required, the Company will be able to raise additional capital or reduce discretionary spending to provide the required liquidity.

As of December 31, 2011, the Company was not in compliance with financial covenants in respect of its credit facilities and long-term debt with one of its banks. However, in February 2012, such bank granted the Company a waiver, stating that the bank would not take any measures against it arising from the breach of the covenants before the date of the release of its audited financial statements for the year ending December 31, 2012, which is expected to be released no later than April 30, 2013, by which time it must return to compliance. The Company has initiated discussions with this bank in order to modify the financial covenants and to agree to terms which the Company believes it will be able to meet. There can be no assurance that the Company will return to compliance or new covenant terms will be agreed upon with the bank.

Failure to reach compliance through operating results, or reach an agreement on new covenant terms or to obtain additional financing, if required, may have a material adverse effect on the Company's business, results of operations and financial position.

Kubatronik Leiterplatten GmbH

In June 2002, the Parent established a wholly-owned subsidiary, EN-Eltek Netherlands 2002 B.V. ("EN-Eltek"), for the purpose of the acquisition of Kubatronik Leiterplatten GmbH ("Kubatronik").

On June 10, 2002, the Parent acquired 76% of the shares of Kubatronik for the consideration of € 2.6 million ($2.4 million as of the date of acquisition).

The acquisition resulted in the recognition of goodwill in the amount of €1.1 million ($1 million as of the date of acquisition) - see Note 5. Goodwill has subsequently been impaired by approximately $0.5 million and its balance as of December 31, 2011 is $518.

Pursuant to the acquisition agreement, the seller has until December 31, 2012, (at which time the period is automatically extended for additional consecutive two-year periods unless otherwise notified in writing by either party upon at least six months prior notice) the right to require the Parent to purchase ("Put Option"), and the Parent has the right to require the seller to sell to the Parent ("Call Option") the seller's remaining 24% interest in Kubatronik. The exercise price for the seller's remaining holdings in Kubatronik under the Put Option is Euro 552 ($715), and the exercise price for the seller's remaining holdings in Kubatronik under the Call Option is Euro 582 ($754). In January 2012, the seller submitted to the Company an exercise notice to sell to the Company 3% of the shares of Kubatronik for approximately Euro 69 ($89). The fair value of the above options is calculated based on the Binomial model.  Changes in fair value are recorded in the Consolidated Statement of Operations. See Note 15.
.
Eltek USA Inc.

In 2007, the Parent established a wholly-owned subsidiary, Eltek USA Inc. for the purpose of sales, promotion and marketing in the North American market. Eltek USA Inc. commenced operations in 2008.

Eltek Europe GmbH

In 2008, the Parent established a wholly-owned subsidiary, Eltek Europe GmbH for the purpose of sales, promotion and marketing to certain customers in Europe.  Eltek Europe GmbH commenced operations in 2009.

B.            Basis of presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The consolidated financial statements include the accounts of the Parent and its subsidiaries (EN-Eltek, Kubatronik, Eltek USA Inc. and Eltek Europe GmbH).

The Parent sells goods through its subsidiaries that function as distributors.

All intercompany transactions and balances were eliminated in consolidation.

C.            Functional and reporting currency

The Parent's functional currency is the New Israeli Shekel ("NIS"). Transactions denominated in foreign currencies are translated into NIS using the prevailing exchange rates at the date of the transactions.  Gains and losses from the translation of foreign currency transactions are recorded in financial income or expenses.

The Company's reporting currency is the U.S. dollar. Assets and liabilities are translated to the reporting currency using the exchange rate at the end of the year. Revenues and expenses are translated to the reporting currency using the average exchange rate for each quarter. Translation adjustments are reported separately as a component of accumulated other comprehensive income.

D.	Translation of foreign entity operations

The financial statements of foreign subsidiaries are translated into the functional currency as follows:

1.	Assets and liabilities are translated according to the exchange rate on the consolidated balance sheet date including goodwill arising from the acquisition of the subsidiary.

2.	Income and expense items are translated according to the weighted average exchange rate on a quarterly basis.

3.	The resulting exchange rate differences are classified as a separate item in shareholders' equity.

E.           Exchange rates and linkage bases

1.	Balances linked to the Israeli Consumer Price Index ("CPI") are recorded pursuant to contractual linkage terms of the specific assets and liabilities.

2.            Details of the CPI and the representative exchange rates are as follows:

	Israeli	Exchange rate	Exchange rate
	CPI	of one US dollar	of one Euro
	Points	NIS	NIS
For the year ended:
December 31, 2011	216.26	3.821	4.938
December 31, 2010	211.67	3.549	4.738
December 31, 2009	206.19	3.775	5.442
	%	%	%
Changes during the year ended:
December 31, 2011	2.2	7.66	4.22
December 31, 2010	2.7	(5.99)	(12.94)
December 31, 2009	3.9	(0.71)	(2.73)

F.            Use of estimates

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires the management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates. Significant items subject to such estimates and assumptions include the useful lives of fixed assets, allowance for doubtful accounts, valuation of derivatives, deferred tax assets, inventory, goodwill, put/call options, income tax uncertainties and other contingencies.

G.           Cash and cash equivalents

Cash equivalents are highly-liquid investments which include short-term bank deposits with an original maturity of three months or less from deposit date and which are not restricted by a lien.

H.           Trade accounts receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the Consolidated Statements of Cash Flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio.

The allowance for doubtful accounts receivable is calculated on the basis of specific identification of customer balances. The allowance is determined based on management's estimate of the aged receivable balance considered uncollectible, based on historical experience, aging of the receivable and information available about specific customers, including their financial condition and volume of their operations.

The activity in the allowance for doubtful accounts for the three years ended December 31, 2011 is as follows:

	Year ended December 31
	2011	2010	2009
	$ thousands
Opening balance	340	347	555
Additions during the year	14	10	20
Write off of allowance	(263)	(20)	(256)
Foreign currency translation adjustments	2	3	28

Closing balance	93	340	347

I.             Inventories

Inventories are recorded at the lower of cost or market value. Cost is determined on the weighted average basis for raw materials, and on the basis of actual manufacturing costs for work in progress and finished goods.

J.            Assets held for employees' severance payments

Assets held for employees' severance payments represent contributions to insurance policies and deposits to a central severance pay fund, and are recorded at their current redemption value.

K.           Fixed assets

Fixed assets are stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%
Machinery and equipment	5-33
Leasehold improvements	6-14
Motor vehicles	15
Office furniture and equipment	6-33

Machinery and equipment purchased under capital lease arrangements are recorded at the present value of the minimum lease payments at lease inception.  Such assets and leasehold improvements are depreciated and amortized respectively, using the straight-line method over the shorter of the lease term or estimated useful life of the asset.

Long-lived assets, such as property, plant, and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

L.            Goodwill

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is reviewed for impairment at least annually. The goodwill impairment test is a two-step test. Under the first step, the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the enterprise must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill.

Fair value of the reporting unit is determined using a discounted cash flow analysis. If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed.

The Company performs its impairment review of goodwill on an annual basis and when a triggering event occurs between annual impairment tests.

In 2011 and 2010, the Company concluded that there was no impairment of goodwill.

M.           Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.  The Company records interest related to unrecognized tax benefits in interest expense and penalties in selling, general and administrative expense.

N.           Revenue recognition

The Company recognizes revenue upon shipment of the product and after the customer takes ownership and assumes risk of loss, collection of the corresponding receivable is probable, persuasive evidence of an arrangement exists, and the sales price is fixed or determinable. Commission income is accounted for on the accrual basis.

O.           Earnings (loss) per ordinary share

Diluted earnings per ordinary share calculation is similar to basic earnings per share except that the weighted average of ordinary shares outstanding is increased to include the number of additional ordinary shares that would have been outstanding if the outstanding options had been exercised, to the extent that these options had a diluted effect. The Company does not presently have any such dilutive instruments.

P.           Derivative financial instruments

The Company utilizes derivative financial instruments principally to manage market risks and reduce its exposure resulting from fluctuations in foreign currency exchange rates. The Company also holds put/call options with the minority shareholder of Kubatronik for the purchase/sale of the minority holding in Kubatronik (see Note 15). Derivatives and the put/call options are adjusted to fair value through income.

Changes in fair value are recognized in the consolidated statements of operations as a financing item.

The fair value of derivative financial instruments is determined on the basis of their market values or the quotations of financial institutions. In the absence of a market value or financial institution quotation the fair value is determined on the basis of a valuation model.

Q.           Concentration of credit risk

Financial instruments that may subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents and trade accounts receivable. Cash and cash equivalents are deposited with major financial institutions in Israel, Europe and the United States.

The Company performs ongoing credit evaluations of the financial condition of its customers.  The risk of collection associated with trade receivables is reduced by the large number and geographical dispersion of the Company's customer base, and the Company's policy of obtaining credit evaluations of the financial condition of certain customers, requiring collateral or security with respect to certain receivables, or purchase of insurance for certain other receivables.

R.           Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

S.            Fair value measurements

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•
Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•
Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides additional disclosures for transfers in and out of Levels I and II and for activity in Level III. This ASU also clarifies certain other existing disclosure requirements including level of desegregation and disclosures around inputs and valuation techniques. The provisions of the ASU were effective for annual or interim reporting periods beginning after December 15, 2009, except for the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. In the period of initial adoption, the reporting entity shall not be required to provide the disclosures required for any previous periods presented for comparative purposes. The Company adopted the provisions of the ASU in 2010, except for the requirements to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis, which were adopted in 2011. The adoption of ASU 2010-06 did not have a material effect on the Company's consolidated financial statements. See Note 15 to the Consolidated Financial Statements.

T.            Recently issued accounting standards

In September 2011, the FASB issued ASU 2011-08, Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment. This ASU permits an entity to make a qualitative assessment of whether it is more likely than not that a reporting unit's fair value is less than its carrying amount before applying the two-step goodwill impairment test. If an entity concludes it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, it need not perform the two-step impairment test. The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The Company will implement the provisions of ASU 2011-08 as of January 1, 2012.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or U.S. GAAP. For U.S. GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS.

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of financial statements to understand the effect of those arrangements on its financial position, and to allow investors to better compare financial statements prepared under U.S. GAAP with financial statements prepared under International Financial Reporting Standards (IFRS). The new standards are effective for annual periods beginning January 1, 2013, and interim periods within those annual periods. Retrospective application is required. The Company will implement the provisions of ASU 2011-11 as of January 1, 2013.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. Under this ASU, an entity will have the option to present the components of net income and comprehensive income in either one or two consecutive financial statements. The ASU eliminates the option in U.S. GAAP to present other comprehensive income in the statement of changes in equity. An entity should apply the ASU retrospectively. In December 2011, the FASB decided to defer the effective date of those changes in ASU 2011-05 that relate only to the presentation of reclassification adjustments in the statement of income by issuing ASU 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive income in Accounting Standards Update 2011-05. The Company plans to implement the provisions of ASU 2011-05 in 2012.